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                                                                  EXHIBIT 10.27

                      FOURTH AMENDMENT TO CREDIT DOCUMENTS


         This Fourth Amendment to Credit Documents (the "Amendment") is entered into as of December 22, 1995, by and between CIMCO, INC., a Delaware corporation ("Borrower") and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank").


                                    RECITALS

         WHEREAS, Borrower and Bank are parties to that certain Credit Agreement, dated as of February 1, 1995, as heretofore amended by that certain First Amendment to Credit Agreement, dated as of June 9, 1995, and as further heretofore amended pursuant to that certain Second Amendment to Credit Agreement and Revolving Line of Credit Note, dated as of August 24, 1995, that certain Third Amendment to Credit Documents, dated as of October 27, 1995 and as may be further amended from time to time (the "Credit Agreement").

         WHEREAS, pursuant to the terms of the Credit Agreement, Borrower has executed a Revolving Line of Credit Note in favor of Bank, dated as of June 9, 1995 and in the original principal amount of $6,758,500 (as amended from time to time, the "Revolving Note").

         WHEREAS, pursuant to the terms of the Credit Agreement, Borrower has executed a Promissory Note in favor of Bank, dated as of February 1, 1995 and in the original principal amount of $7,500,000 (as amended from time to time, the "Term Note").

         WHEREAS, on or about August 24, 1995, Borrower executed in favor of Bank that certain Promissory Note, dated as of August 24, 1995 and in the original principal amount of $1,800,000 (as amended from time to time, the "Bridge Note").

         WHEREAS, Borrower and Bank are parties to that certain Reimbursement Agreement, dated as of September 1, 1993 (as amended from time to time, the "Reimbursement Agreement"). Pursuant to the terms of the Reimbursement Agreement, a letter of credit was issued by Bank for the account of Borrower in the stated amount of $5,735,960.

         WHEREAS, various other credit and security documents have been executed in favor of Bank with respect to the foregoing credits.

         WHEREAS, Borrower has requested that Bank agree to certain amendments to the foregoing credit documents and to certain other agreements contained herein.

         WHEREAS, Bank has agreed to certain of Borrower's requests in accordance with the terms and subject to all conditions set forth in this Amendment.

         WHEREAS, Meas Leasing Company, a general partnership ("Mesa Leasing"), has heretofore delivered to Bank a Promissory Note (the "Mesa Note"), dated as of July 26, 1991 and in the original principal amount of $2,300,000.

         NOW THEREFORE, the parties hereto agree as follows:
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         1.      Amendment to Term Note.  The second sentence of the second paragraph of the Term Note is amended to read as follows:

                 "Principal shall be payable on the 1st day of each month in installments of $156,250 each, commencing March 1, 1995 and continuing up to and including April 1, 1996, with a final installment consisting of all remaining unpaid principal due and payable in full on April 30, 1996."

         2.      Amendments to Credit Agreement and Revolving Note.

                 a. The second sentence of the first full paragraph on page 2 of the Revolving Note is amended to read:

                 "The outstanding principal balance of this Note shall be due and payable in full on April 30, 1996."

                 b. As of the date of this Amendment, the principal balance outstanding under the Revolving Note is $4,549,327.12 and the aggregate stated amount of the letters of credit outstanding under the letter of credit subfeature specified in Section 1.1(c) of the Credit Agreement is $1,449,678.47. The parties hereby agree that from and after the date of this Amendment the maximum principal borrowing availability under the "Line of Credit" as specified in the second paragraph of Section 1.1 of the Credit Agreement (not including outstanding letters of credit (which include a letter of credit in the amount of $155,428.47 and a letter of credit in the amount of $1,294,250.00) or advances resulting from draws thereunder) shall be $4,549,327.12.

         3.      Amendments to Bridge Note.

                 a. The "Maturity Date" as defined in the Bridge Note, is amended to be April 30, 1996 instead of December 28, 1995.

                 b. The parties hereby amend the Bridge Note to reflect a face amount of $2,450,000 instead of $1,800,000. Borrower shall become eligible for the advance of this additional principal amount of $650,000 upon the effectiveness of this Amendment and the satisfaction of all conditions precedent specified in Section 8 hereof.

         4. Amendment to Credit Agreement. Compliance with the financial covenants specified in Section 4.9 of the Credit Agreement is hereby waived by Bank for the period from December 29, 1995 through April 30, 1996 only. For all points of time from and after April 30, 1996, full compliance with such
Section 4.9 shall be required as though this wavier had not occurred.

         5. Cash Collateral. Borrower agrees that on or before April 30, 1996, it will deposit with Bank, in cash, an amount equal to $5,335,974.14 (the "Reserve Amount"), which is the present maximum credit exposure of Bank pursuant to the Letter of Credit. The Reserve Amount will be held by Bank as collateral security for all obligations of Borrower that may arise under the Reimbursement Agreement and Borrower hereby grants a security interest to Bank in such



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funds to secure such obligations.  Such collateral will be held in an interest-bearing demand deposit account with Bank, and Borrower agrees to execute and deliver to Bank such security and such other documentation as Bank may reasonably require to further evidence such lien, provided however that the obligation to deliver such funds by such date is unconditional and in no way dependent upon the delivery of such additional documentation.

         6. Restructure Fee. Borrower agrees to pay a restructure fee to Bank in the amount of $25,000 upon the execution of this Amendment by Bank. This restructure fee is fully earned at such time and is nonfundable.

         7. Costs and Expenses. Borrower acknowledges that all costs and expenses of Bank incurred in connection with the negotiation and preparation of this Amendment, or in connection with any document or transaction contemplated herein, are, without limitation, obligations of Borrower pursuant to Section
7.3 of the Credit Agreement. Borrower agrees to pay to Bank such costs and expenses within five business days from the date of receipt of invoice.

         8. Conditions Precedent. The effectiveness of this Amendment is conditioned upon the satisfaction of each of the following conditions no later than December 28, 1995, or their waiver in writing by Bank:

                 a. Borrower shall have paid to Bank the restructure fee provided for in Section 6 of this Amendment;

                 b. Bank and Mesa Leasing shall have entered into an amendment to the Mesa Note changing the final maturity date thereof to April 30, 1996;

                 c. Counsel to Borrower, Stradling, Yocca, Carlson & Rauth, shall have delivered to Bank an opinion in form reasonably satisfactory to Bank pertaining to this Amendment and the amendment to the Mesa Note; and

                 d. A definitive merger agreement shall have been entered into between Borrower and Hanwest, Inc. in substantially the form of the "Merger Agreement" defined in Bank's letter to Borrower of December 19, 1995, and Borrower shall have delivered a certification thereto and satisfactory evidence thereof to Bank.

         9. Amendment of Other Loan Documents. Each of the credit and security documents associated with a document modified herein is hereby amended such that all references to such document contained therein shall be deemed to be references to such document as amended by this Amendment.

         10. Reservation of Rights. This Amendment is a "Loan Document" as defined in the Credit Agreement. Breach of any covenant or agreement hereunder shall constitute an Event of Default under the Credit Agreement.

         11. Counterparts. This Amendment may be executed in counterparts and any party may execute any counterpart, each of which shall be deemed to be an original and all of which, taken together, shall be deemed to be one and the same document. The execution hereof by any party shall not become effective until this Amendment is executed by all parties hereto.





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         12.     Except as specifically provided herein, all terms and
conditions of the agreements referenced herein remain in full force and effect, without waiver or modification.

         13. Borrower hereby remakes all representations and warranties contained in the credit documents identified herein and reaffirms all covenants set forth therein. Borrower further certifies as of the date of this Amendment, other than is heretofore disclosed in writing to Bank, there exists no Event of Default as defined in the Credit Agreement, nor any condition, act or event which with the giving of notice or the passage of time or both would constitute any such Event of Default.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date and year first written above.


                                             CIMCO, INC., a Delaware corporation


                                             By:  RUSSELL T. GILBERT
                                                  ------------------------------
                                                  Russell T. Gilbert
                                                  President


                                             WELLS FARGO BANK, NATIONAL
                                             ASSOCIATION

                                             By:  ART BROKX
                                                  ------------------------------
                                                  Art Brokx, Vice President
                                                  ------------------------------
                                                  Printed Name and Title





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                      REAFFIRMATION OF SECURITY AGREEMENTS


         By their execution hereof, Medical Molding Corporation of America, a California corporation and Compounding Technology Inc., a California corporation do hereby consent to all terms and provisions contained in and all transactions contemplated by the foregoing Amendment and hereby reaffirm that all security agreements and other undertakings heretofore made by them in favor of Bank remain in full force and effect.

Date:  December 22, 1995


                                        MEDICAL MOLDING CORPORATION OF AMERICA,
                                        a California corporation


                                        By:  RUSSELL T. GILBERT
                                             -----------------------------------
                                             Russell T. Gilbert
                                             Chairman


                                        COMPOUNDING TECHNOLOGY INC.,
                                        a California corporation


                                        By:  RUSSELL T. GILBERT
                                             -----------------------------------
                                             Russell T. Gilbert
                                             Chairman





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